Exhibit 99.1

Blackstone Reports Third Quarter 2025 Results

New York, October 23, 2025: Blackstone (NYSE:BX) today reported its third quarter 2025 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone reported an exceptional third quarter, highlighted by outstanding financial results and robust fund-raising momentum across our three major channels—institutions, insurance and individuals. Inflows reached $54 billion in the quarter and $225 billion over the last twelve months. The leading platforms we’ve established in key growth areas, such as digital and energy infrastructure, are helping power investment performance for our clients and position us extraordinarily well for the future.”

Blackstone issued a full detailed presentation of its third quarter 2025 results, which can be viewed at

www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $1.29 per share to record holders of common stock at the close of business on November 3, 2025. This dividend will be paid on November 10, 2025.

Quarterly Investor Call Details

Blackstone will host its third quarter 2025 investor conference via public webcast on October 23, 2025 at

9:00 a.m. ET. To register, please use the following link:

https://event.webcasts.com/starthere.jsp?ei=1735590&tp_key=f891a18007. For those unable to listen to the live

Blackstone

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www.blackstone.com

broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at

https://ir.blackstone.com/.

About Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s over

$1.2 trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as

“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”

“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,”

“forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual

Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our subsequent filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings.

The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

Blackstone’s Third

Quarter 2025 Earnings

OCTOBER 23, 2025

BLACKSTONE’S THIRD QUARTER 2025 GAAP RESULTS

▪	GAAP Net Income was $1.2 billion for the quarter and $4.1 billion year-to-date (“YTD”). GAAP Net Income Attributable to Blackstone Inc. was $625 million for the quarter and $2.0 billion YTD.

($ in thousands, except per share data) (unaudited)	3Q’24	3Q’25	3Q’24 YTD	3Q’25 YTD	3Q’24 LTM	3Q’25 LTM

Revenues

Management and Advisory Fees, Net	$1,794,894	$2,056,248	$5,309,355	$5,996,060	$6,957,487	$7,875,641

Incentive Fees	191,794	200,675	559,434	587,914	799,851	992,658

Performance Allocations	1,569,673	781,478	3,322,003	2,749,832	2,959,529	3,256,982

Principal Investments	93,371	(86,006)	675,860	720,811	377,311	757,800

Interest and Dividend Revenue	109,774	107,538	312,612	305,347	480,986	403,894

Other	(96,312)	28,702	(31,861)	(269,971)	(142,741)	(114,417)

Total Revenues	$3,663,194	$3,088,635	$10,147,403	$10,089,993	$11,432,423	$13,172,558

Expenses

Compensation and Benefits	1,440,344	1,230,759	3,954,850	4,084,129	4,497,928	5,123,332

General, Administrative and Other	340,945	383,580	1,022,823	1,076,770	1,312,514	1,415,856

Interest Expense	111,337	126,288	328,156	380,225	436,888	495,757

Fund Expenses	3,470	10,060	13,380	36,598	13,449	42,894

Total Expenses	$1,896,096	$1,750,687	$5,319,209	$5,577,722	$6,260,779	$7,077,839

Other Income (Loss)	$42,842	$108,634	$70,009	$302,539	$(118,361)	$281,368

Income Before Provision for Taxes	$1,809,940	$1,446,582	$4,898,203	$4,814,810	$5,053,283	$6,376,087

Provision for Taxes	245,303	209,657	789,220	742,978	835,177	975,429

Net Income	$1,564,637	$1,236,925	$4,108,983	$4,071,832	$4,218,106	$5,400,658

Redeemable NCI in Consolidated Entities	(22,184)	29,008	(61,595)	55,117	(225,524)	55,423

Non-Redeemable NCI in Consolidated Entities	805,986	583,000	2,097,943	2,012,702	2,219,195	2,637,349

Net Income Attributable to Blackstone Inc.	$780,835	$624,917	$2,072,635	$2,004,013	$2,224,435	$2,707,886

Net Income Per Share of Common Stock, Basic	$1.02	$0.80	$2.71	$2.57	$2.91	$3.49

Net Income Per Share of Common Stock, Diluted	$1.02	$0.80	$2.71	$2.57	$2.91	$3.49

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and
Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.	Blackstone | 1

BLACKSTONE’S THIRD QUARTER 2025 HIGHLIGHTS

Financial Measures

▪

  Fee Related Earnings (“FRE”) of $1.5 billion ($1.20/share) in the quarter

–

FRE was $6.0 billion over the last twelve months (“LTM”) ($4.92/share)

▪

  Distributable Earnings (“DE”) of $1.9 billion ($1.52/share) in the quarter

–

DE was $7.0 billion over the LTM ($5.51/share)

▪

  Net Accrued Performance Revenues of $6.5 billion ($5.30/share)

Capital Metrics

▪

  Total Assets Under Management (“AUM”) of $1,241.7 billion

–

Fee-Earning AUM of $906.2 billion

–

Perpetual Capital AUM of $500.6 billion

▪

  Inflows of $54.2 billion in the quarter and $225.4 billion over the LTM

▪

  Deployment of $26.6 billion in the quarter and $137.6 billion over the LTM

▪

  Realizations of $30.6 billion in the quarter and $105.3 billion over the LTM

Capital Returned to Shareholders

▪

  Dividend of $1.29 per common share payable on November 10, 2025

–

Dividends of $4.69 per common share over the LTM

▪

  Repurchased 0.2 million common shares in the quarter and 0.9 million common shares
  over the LTM

▪

  $1.6 billion to be distributed to shareholders with respect to the third quarter and
  $6.2 billion over the LTM through dividends and share repurchases

Blackstone | 2

BLACKSTONE’S THIRD QUARTER 2025 SEGMENT EARNINGS

			% Change			% Change

($ in thousands, except per share data)	3Q’24	3Q’25	vs. 3Q’24	3Q’24 YTD	3Q’25 YTD	vs. 3Q’24 YTD

Management and Advisory Fees, Net	$1,786,734	$2,041,820	14%	$5,274,243	$5,953,830	13%

Fee Related Performance Revenues	264,101	453,018	72%	736,669	1,218,983	65%

Fee Related Compensation	(554,855)	(658,091)	19%	(1,661,845)	(1,975,389)	19%

Other Operating Expenses	(320,823)	(356,070)	11%	(902,923)	(995,188)	10%

Fee Related Earnings	$1,175,157	$1,480,677	26%	$3,446,144	$4,202,236	22%

Realized Performance Revenues	342,669	744,953	117%	1,421,951	1,758,097	24%

Realized Performance Compensation	(157,570)	(302,642)	92%	(661,651)	(780,190)	18%

Realized Principal Investment Income	40,403	62,535	55%	66,913	209,866	214%

Net Realizations	225,502	504,846	124%	827,213	1,187,773	44%

Total Segment Distributable Earnings	$1,400,659	$1,985,523	42%	$4,273,357	$5,390,009	26%

Distributable Earnings	$1,278,650	$1,889,487	48%	$3,797,249	$4,866,055	28%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$1.02	$0.80	(22)%	$2.71	$2.57	(5)%

FRE per Share	$0.96	$1.20	25%	$2.82	$3.42	21%

DE per Common Share	$1.01	$1.52	50%	$2.95	$3.82	29%

Total Segment Revenues	$2,433,907	$3,302,326	36%	$7,499,776	$9,140,776	22%

Total Assets Under Management	$1,107,628,362	$1,241,731,296	12%	$1,107,628,362	$1,241,731,296	12%

Fee-Earning Assets Under Management	$820,457,203	$906,221,028	10%	$820,457,203	$906,221,028	10%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD FRE per Share and DE per

Common Share amounts represent the sum of the last three quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segments.

Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Realized distributions across strategies led to lower Net Accrued Performance Revenues quarter-over-quarter of $6.5 billion ($5.30/share).

Investment Performance

(appreciation / gross returns)

	3Q’25	3Q’25 LTM

Real Estate

Opportunistic	(0.6)%	(5.2)%

Core+	0.6%	0.6%

Private Equity

Corporate Private Equity	2.5%	13.6%

Tactical Opportunities	3.2%	13.1%

Secondaries	3.4%	13.5%

Infrastructure	5.2%	19.3%

Credit & Insurance

Private Credit	2.6%	12.0%

Liquid Credit	1.6%	7.1%

Multi-Asset Investing

Absolute Return Composite	2.9%	12.5%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Multi-Asset Investing.

Secondaries appreciation excludes GP Stakes. Private Credit net returns were 1.8% and 8.4% for 3Q’25 and 3Q’25 LTM, respectively. Liquid Credit net returns were 1.5% and 6.7% for 3Q’25 and 3Q’25 LTM, respectively. Absolute Return Composite net returns were 2.7% and 11.3% for 3Q’25 and 3Q’25 LTM, respectively.

See notes on page 34 for additional details on these strategies and our investment performance.

Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $54.2 billion in the quarter, bringing LTM inflows to $225.4 billion.

▪	Deployed $26.6 billion in the quarter and $137.6 billion over the LTM.

–	Committed an additional $24.2 billion that was not yet deployed in the quarter.

▪	Realizations were $30.6 billion in the quarter and $105.3 billion over the LTM.

	Inflows		Capital Deployed		Realizations

($ in millions)	3Q’25	3Q’25 LTM	3Q’25	3Q’25 LTM	3Q’25	3Q’25 LTM

Real Estate	$3,819	$25,311	$3,612	$22,027	$7,349	$22,362

Opportunistic	123	3,705	1,471	10,024	2,766	5,232

Core+	2,623	13,423	615	4,767	2,036	7,750

Debt Strategies	1,072	8,183	1,525	7,237	2,547	9,380

Private Equity	10,812	59,437	5,564	45,824	9,292	33,641

Corporate Private Equity	4,475	31,003	2,983	20,576	4,083	17,334

Tactical Opportunities	785	3,086	741	3,051	1,352	5,382

Secondaries	1,918	13,378	1,627	14,307	2,811	8,432

Infrastructure	3,634	11,971	214	7,889	1,046	2,492

Credit & Insurance	35,999	127,347	16,656	66,386	12,961	45,509

Multi-Asset Investing	3,567	13,313	718	3,378	995	3,824

Total Blackstone	$54,196	$225,408	$26,551	$137,615	$30,598	$105,336

Corporate Private Equity also includes Life Sciences, Growth, BTAS, and BXPE. AUM and related capital metrics are reported in the segment where the assets are managed.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1,241.7 billion, up 12% year-over-year, with $54.2 billion of inflows in the quarter and $225.4 billion over the LTM.

▪	Fee-Earning AUM of $906.2 billion was up 10% year-over-year, with $39.0 billion of inflows in the quarter and $164.3 billion over the LTM.

▪	Perpetual Capital AUM reached $500.6 billion, up 15% year-over-year.

–	Fee-Earning Perpetual Capital AUM increased to $428.5 billion, representing 47% of Fee-Earning AUM.

Multi-Asset Investing had $206 million and $286 million of Perpetual Capital AUM as of 3Q’24 and 3Q’25, respectively.	Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $611.0 billion at quarter end, up 10% year-over-year.

▪	Total Dry Powder of $188.1 billion available for future investments.

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	3Q’25 Total Segment Distributable Earnings were $2.0 billion.

▪	LTM Total Segment Distributable Earnings were $7.8 billion.

Segment Distributable Earnings ($ in millions)

Blackstone | 9

REAL ESTATE

▪	Total AUM: $320.5 billion with inflows of $3.8 billion in the quarter and $25.3 billion over the LTM.

–	Inflows in the quarter included $1.1 billion in BREDS, primarily across multi-asset strategies and insurance SMAs, and $789 million of capital raised in BREIT.

▪	Capital Deployed: $3.6 billion in the quarter, including for the privatization of a U.K. warehouse company in BREP, and $22.0 billion over the LTM.

–	Committed an additional $1.9 billion in the quarter, including acquisitions by BREP for a French logistics portfolio and a mixed-use building in Paris.

▪	Realizations: $7.3 billion in the quarter, including in India office and U.S. logistics, and $22.4 billion over the LTM.

▪	Appreciation: Opportunistic funds declined (0.6)% in the quarter and (5.2)% over the LTM; Core+ funds appreciated 0.6% in the quarter and 0.6% over the LTM.

			% Change			% Change

($ in thousands)	3Q’24	3Q’25	vs. 3Q’24	3Q’24 YTD	3Q’25 YTD	vs. 3Q’24 YTD

Management Fees, Net	$695,546	$688,799	(1)%	$2,173,442	$2,100,939	(3)%

Fee Related Performance Revenues	72,428	124,647	72%	202,992	252,040	24%

Fee Related Compensation	(166,567)	(168,377)	1%	(525,540)	(509,111)	(3)%

Other Operating Expenses	(100,739)	(95,228)	(5)%	(282,879)	(265,557)	(6)%

Fee Related Earnings	$500,668	$549,841	10%	$1,568,015	$1,578,311	1%

Realized Performance Revenues	78,022	132,792	70%	181,461	195,389	8%

Realized Performance Compensation	(44,761)	(69,623)	56%	(91,919)	(102,532)	12%

Realized Principal Investment Income	6,421	5,303	(17)%	15,667	8,449	(46)%

Net Realizations	39,682	68,472	73%	105,209	101,306	(4)%

Segment Distributable Earnings	$540,350	$618,313	14%	$1,673,224	$1,679,617	0%

Segment Revenues	$852,417	$951,541	12%	$2,573,562	$2,556,817	(1)%

Total AUM	$325,075,713	$320,490,495	(1)%	$325,075,713	$320,490,495	(1)%

Fee-Earning AUM	$285,488,072	$282,579,289	(1)%	$285,488,072	$282,579,289	(1)%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 15% to $395.6 billion with inflows of $10.8 billion in the quarter and $59.4 billion over the LTM.

–	Inflows in the quarter included $3.6 billion in Infrastructure, $1.9 billion in Secondaries, $1.2 billion for the third
Corporate Private Equity Asia fund, and $1.2 billion for the sixth Life Sciences fund.

–	$2.1 billion of capital raised for BXPE and $633 million of capital raised for BXINFRA.

▪	Capital Deployed: $5.6 billion in the quarter, including AGS Health and Potomac, and $45.8 billion over the LTM.

–	Committed an additional $11.7 billion in the quarter, including Enverus, TechnoPro, and Shermco.

▪	Realizations: $9.3 billion in the quarter, including a sale of an interest in the GP Stakes portfolio as well as sales of Hotwire and Lightstone Generation, and $33.6 billion over the LTM.

▪	Appreciation: Corporate Private Equity appreciated 2.5% in the quarter and 13.6% over the LTM.

–	Tactical Opportunities appreciated 3.2% in the quarter and 13.1% over the LTM; Secondaries appreciated 3.4% in the quarter and 13.5% over the LTM; Infrastructure appreciated 5.2% in the quarter and 19.3% over the LTM.

			% Change			% Change

($ in thousands)	3Q’24	3Q’25	vs. 3Q’24	3Q’24 YTD	3Q’25 YTD	vs. 3Q’24 YTD

Management and Advisory Fees, Net	$552,820	$717,390	30%	$1,568,878	$2,045,480	30%

Fee Related Performance Revenues	5,868	126,652	n/m	14,571	379,887	n/m

Fee Related Compensation	(169,059)	(231,915)	37%	(489,686)	(702,159)	43%

Other Operating Expenses	(96,660)	(120,743)	25%	(274,131)	(335,937)	23%

Fee Related Earnings	$292,969	$491,384	68%	$819,632	$1,387,271	69%

Realized Performance Revenues	216,643	559,383	158%	1,048,314	1,318,436	26%

Realized Performance Compensation	(94,800)	(205,967)	117%	(495,042)	(573,932)	16%

Realized Principal Investment Income	9,028	26,686	196%	37,182	55,721	50%

Net Realizations	130,871	280,102	190%	590,454	800,225	36%

Segment Distributable Earnings	$423,840	$871,486	106%	$1,410,086	$2,187,496	55%

Segment Revenues	$784,359	$1,430,111	82%	$2,668,945	$3,799,524	42%

Total AUM	$344,710,201	$395,607,045	15%	$344,710,201	$395,607,045	15%

Fee-Earning AUM	$208,681,656	$235,003,905	13%	$208,681,656	$235,003,905	13%

BXPE represents the aggregate BXPE fund platform, which comprises both U.S. and non-U.S. vehicles. BXPE and BXINFRA capital raised includes amounts allocated to other strategies.	Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 22% to $432.3 billion with inflows of $36.0 billion in the quarter and $127.3 billion over the LTM.

–	Inflows in the quarter included $14.2 billion for the global direct lending strategy, inclusive of $4.9 billion for direct lending SMAs, $3.6 billion of equity raised for BCRED, and $416 million of equity raised for ECRED.

–	Inflows also included $11.3 billion for the infrastructure and asset based credit strategies, inclusive of $8.0 billion for insurance SMAs, $1.7 billion for a private investment grade ABF strategy, and $1.6 billion for a drawdown high yield ABF strategy.

–	Closed 5 new CLOs (3 U.S. and 2 European) for $2.5 billion.

▪	Capital Deployed: $16.7 billion in the quarter, driven by U.S. direct lending as well as infrastructure and asset based credit strategies, including a venture with Sempra, and $66.4 billion over the LTM.

–	Committed an additional $10.3 billion in the quarter.

▪	Realizations: $13.0 billion in the quarter and $45.5 billion over the LTM.

▪	Returns: Private Credit gross return of 2.6% (1.8% net) and Liquid Credit gross return of 1.6% (1.5% net) in the quarter; gross returns over the LTM for Private Credit of 12.0% (8.4% net) and Liquid Credit of 7.1% (6.7% net).

			% Change			% Change

($ in thousands)	3Q’24	3Q’25	vs. 3Q’24	3Q’24 YTD	3Q’25 YTD	vs. 3Q’24 YTD

Management Fees, Net	$418,049	$497,175	19%	$1,178,064	$1,414,846	20%

Fee Related Performance Revenues	185,805	201,719	9%	519,106	587,056	13%

Fee Related Compensation	(181,586)	(218,425)	20%	(532,658)	(640,348)	20%

Other Operating Expenses	(97,756)	(113,120)	16%	(270,680)	(316,824)	17%

Fee Related Earnings	$324,512	$367,349	13%	$893,832	$1,044,730	17%

Realized Performance Revenues	42,926	40,124	(7)%	149,293	219,114	47%

Realized Performance Compensation	(16,489)	(21,123)	28%	(59,548)	(92,051)	55%

Realized Principal Investment Income	24,239	29,855	23%	31,311	143,558	358%

Net Realizations	50,676	48,856	(4)%	121,056	270,621	124%

Segment Distributable Earnings	$375,188	$416,205	11%	$1,014,888	$1,315,351	30%

Segment Revenues	$671,019	$768,873	15%	$1,877,774	$2,364,574	26%

Total AUM	$354,741,520	$432,315,679	22%	$354,741,520	$432,315,679	22%

Fee-Earning AUM	$251,567,431	$305,193,225	21%	$251,567,431	$305,193,225	21%

Blackstone | 12

MULTI-ASSET INVESTING

▪	Total AUM: Increased 12% to $93.3 billion with inflows of $3.6 billion in the quarter and $13.3 billion over the LTM.

▪	Returns: Absolute Return Composite gross return of 2.9% in the quarter (2.7% net), compared to the HFRX Global Hedge Fund Index, which was 3.2%.

–	Absolute Return benefited from positive performance across strategies, including equities, macro, quantitative, and credit during the quarter.

–	Gross return of 12.5% over the LTM (11.3% net), compared to 5.8% return for the HFRX Global Hedge Fund Index, with significantly less volatility than the broader markets.

			% Change			% Change

($ in thousands)	3Q’24	3Q’25	vs. 3Q’24	3Q’24 YTD	3Q’25 YTD	vs. 3Q’24 YTD

Management Fees, Net	$120,319	$138,456	15%	$353,859	$392,565	11%

Fee Related Compensation	(37,643)	(39,374)	5%	(113,961)	(123,771)	9%

Other Operating Expenses	(25,668)	(26,979)	5%	(75,233)	(76,870)	2%

Fee Related Earnings	$57,008	$72,103	26%	$164,665	$191,924	17%

Realized Performance Revenues	5,078	12,654	149%	42,883	25,158	(41)%

Realized Performance Compensation	(1,520)	(5,929)	290%	(15,142)	(11,675)	(23)%

Realized Principal Investment Income (Loss)	715	691	(3)%	(17,247)	2,138	n/m

Net Realizations	4,273	7,416	74%	10,494	15,621	49%

Segment Distributable Earnings	$61,281	$79,519	30%	$175,159	$207,545	18%

Segment Revenues	$126,112	$151,801	20%	$379,495	$419,861	11%

Total AUM	$83,100,928	$93,318,077	12%	$83,100,928	$93,318,077	12%

Fee-Earning AUM	$74,720,044	$83,444,609	12%	$74,720,044	$83,444,609	12%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24 YTD	3Q’25 YTD

Base Management Fees	$1,710,941	$1,773,645	$1,807,119	$1,876,672	$1,919,702	$5,007,237	$5,603,493

Transaction, Advisory and Other Fees, Net	82,506	117,708	111,309	165,690	156,211	281,980	433,210

Management Fee Offsets	(6,713)	(32,062)	(26,430)	(22,350)	(34,093)	(14,974)	(82,873)

Total Management and Advisory Fees, Net	1,786,734	1,859,291	1,891,998	2,020,012	2,041,820	5,274,243	5,953,830

Fee Related Performance Revenues	264,101	1,399,276	293,915	472,050	453,018	736,669	1,218,983

Fee Related Compensation	(554,855)	(1,077,477)	(616,982)	(700,316)	(658,091)	(1,661,845)	(1,975,389)

Other Operating Expenses	(320,823)	(345,169)	(306,875)	(332,243)	(356,070)	(902,923)	(995,188)

Fee Related Earnings	$1,175,157	$1,835,921	$1,262,056	$1,459,503	$1,480,677	$3,446,144	$4,202,236

Realized Performance Revenues	342,669	865,080	460,023	553,121	744,953	1,421,951	1,758,097

Realized Performance Compensation	(157,570)	(289,595)	(220,924)	(256,624)	(302,642)	(661,651)	(780,190)

Realized Principal Investment Income	40,403	25,613	117,910	29,421	62,535	66,913	209,866

Total Net Realizations	$225,502	$601,098	$357,009	$325,918	$504,846	$827,213	$1,187,773

Total Segment Distributable Earnings	$1,400,659	$2,437,019	$1,619,065	$1,785,421	$1,985,523	$4,273,357	$5,390,009

Distributable Earnings	$1,278,650	$2,169,493	$1,410,805	$1,565,763	$1,889,487	$3,797,249	$4,866,055

Additional Metrics:

Total Segment Revenues	$2,433,907	$4,149,260	$2,763,846	$3,074,604	$3,302,326	$7,499,776	$9,140,776

Total Assets Under Management	$1,107,628,362	$1,127,179,996	$1,167,461,910	$1,211,207,341	$1,241,731,296	$1,107,628,362	$1,241,731,296

Fee-Earning Assets Under Management	$820,457,203	$830,708,603	$860,069,950	$887,114,205	$906,221,028	$820,457,203	$906,221,028

Blackstone | 15

ASSETS UNDER MANAGEMENT - ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended September 30, 2025					Twelve Months Ended September 30, 2025

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$324,995	$388,907	$407,296	$90,009	$1,211,207	$325,076	$344,710	$354,742	$83,101	$1,107,628

Inflows	3,819	10,812	35,999	3,567	54,196	25,311	59,437	127,347	13,313	225,408

Outflows	(1,611)	(4,417)	(2,727)	(1,695)	(10,449)	(9,218)	(12,395)	(18,547)	(8,470)	(48,630)

Net Flows	2,208	6,395	33,272	1,872	43,747	16,093	47,042	108,800	4,843	176,778

Realizations	(7,349)	(9,292)	(12,961)	(995)	(30,598)	(22,362)	(33,641)	(45,509)	(3,824)	(105,336)

Market Activity	637	9,597	4,709	2,431	17,374	1,684	37,496	14,283	9,198	62,661

Ending Balance	$320,490	$395,607	$432,316	$93,318	$1,241,731	$320,490	$395,607	$432,316	$93,318	$1,241,731

% Change	(1)%	2%	6%	4%	3%	(1)%	15%	22%	12%	12%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended September 30, 2025					Twelve Months Ended September 30, 2025

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$285,827	$232,160	$288,931	$80,196	$887,114	$285,488	$208,682	$251,567	$74,720	$820,457

Inflows	4,096	7,913	23,254	3,734	38,996	24,221	37,901	90,347	11,794	164,263

Outflows	(1,650)	(3,570)	(744)	(1,649)	(7,612)	(7,650)	(7,772)	(14,696)	(7,990)	(38,108)

Net Flows	2,446	4,343	22,510	2,085	31,384	16,570	30,129	75,651	3,805	126,155

Realizations	(6,102)	(4,561)	(9,119)	(919)	(20,701)	(21,362)	(14,455)	(28,924)	(3,497)	(68,238)

Market Activity	408	3,061	2,871	2,083	8,423	1,883	10,648	6,899	8,417	27,846

Ending Balance	$282,579	$235,004	$305,193	$83,445	$906,221	$282,579	$235,004	$305,193	$83,445	$906,221

% Change	(1)%	1%	6%	4%	2%	(1)%	13%	21%	12%	10%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments).

Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.

Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At September 30, 2025, Blackstone had $11.1 billion in total cash, cash equivalents, corporate treasury, and other investments and $20.9 billion of cash and net investments, or $17.00 per share.

▪	Blackstone has a $4.3 billion credit revolver ($3.8 billion undrawn) and maintains A+/A+ ratings.

($ in millions)	3Q’25

Cash and Cash Equivalents	$2,431

Corporate Treasury and Other Investments	8,644

GP/Fund Investments	3,316

Net Accrued Performance Revenues	6,511

Cash and Net Investments	$20,901

Outstanding Debt (at par)	11,795

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$4.3B

credit revolver with

October 2030 maturity

$11.1B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments was $6.9 billion as of September 30, 2025, which was comprised of

$6.3 billion of liquid investments and $528 million of illiquid investments. See notes on pages 31 and 34 for additional details on non-GAAP balance sheet measures.

Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

  ($ in millions, except per share data)

	3Q’24	2Q’25	3Q’25	3Q’25
				Per Share

Real Estate

BREP Global	$1,331	$721	$547	$0.44

BREP Europe	130	27	31	0.03

BREP Asia	97	98	91	0.07

BPP	32	45	57	0.05

BREDS	18	32	38	0.03

Real Estate	$1,608	$923	$763	$0.62

Private Equity

BCP Global	1,708	1,869	1,843	1.50

BCP Asia	260	344	309	0.25

Energy/Energy Transition	533	515	598	0.49

Core Private Equity	244	266	269	0.22

Tactical Opportunities	181	227	203	0.17

Secondaries	951	1,270	1,169	0.95

Infrastructure	568	247	347	0.28

Life Sciences	145	239	240	0.20

BTAS/BXPE	240	236	250	0.20

Private Equity	$4,829	$5,212	$5,228	$4.25

Credit & Insurance	$450	$369	$372	$0.30

Multi-Asset Investing	$105	$103	$148	$0.12

Net Accrued Performance Revenues	$6,992	$6,608	$6,511	$5.30

3Q’25 QoQ Rollforward

($ in millions)

		Net	Net

		Performance	Realized

	2Q’25	Revenues	Distributions	3Q’25

Real Estate	$923	$28	$(188)	$763

Private Equity	5,212	447	(432)	5,228

Credit & Insurance	369	163	(159)	372

Multi-Asset Investing	103	51	(7)	148

Total	$6,608	$689	$(786)	$6,511

QoQ Change				(1)%

3Q’25 LTM Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	3Q’24	Revenues	Distributions	3Q’25

Real Estate	$1,608	$(491)	$(354)	$763

Private Equity	4,829	2,278	(1,879)	5,228

Credit & Insurance	450	681	(759)	372

Multi-Asset Investing	105	322	(279)	148

Total	$6,992	$2,790	$(3,271)	$6,511

YoY Change				(7)%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per

Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).

Blackstone | 18

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2025(a)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP - BREP IV (Jan 1992 / Dec 2005)	$5,441,163	$-	$-	n/a	$12,219,526	2.0x	$12,219,526	2.0x	24%	24%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	3,269	n/a	13,468,476	2.3x	13,471,745	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,122	-	2,452	n/a	27,764,962	2.5x	27,767,414	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,506,798	898,480	1,362,255	0.5x	28,940,686	2.2x	30,302,941	1.9x	18%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,640,764	1,390,932	9,948,258	1.2x	23,577,119	2.3x	33,525,377	1.8x	23%	12%
BREP IX (Jun 2019 / Aug 2022)	21,356,651	3,188,803	20,573,373	1.2x	9,926,114	2.1x	30,499,487	1.4x	47%	7%
*BREP X (Aug 2022 / Feb 2028)	30,664,044	18,536,478	15,104,820	1.2x	1,232,832	1.3x	16,337,652	1.3x	12%	10%
Total Global BREP	$104,208,960	$24,014,693	$46,994,427	1.2x	$117,129,715	2.3x	$164,124,142	1.8x	17%	14%
BREP Int’l I-II (Jan 2001 / Jun 2008) (e)	€2,453,920	€-	€-	n/a	€3,956,202	1.9x	€3,956,202	1.9x	12%	12%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	385,818	47,904	0.3x	5,944,538	2.1x	5,992,442	2.0x	14%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,676,604	1,049,047	843,567	0.7x	10,319,019	1.9x	11,162,586	1.7x	16%	11%
BREP Europe V (Dec 2016 / Oct 2019)	7,998,126	742,988	4,035,063	0.7x	6,762,819	3.8x	10,797,882	1.5x	41%	6%
BREP Europe VI (Oct 2019 / Sep 2023)	9,935,741	2,903,785	6,964,955	1.0x	3,851,316	2.4x	10,816,271	1.3x	65%	6%
*BREP Europe VII (Sep 2023 / Mar 2029)	9,783,543	6,824,096	3,552,149	1.2x	54,974	1.1x	3,607,123	1.2x	n/m	15%
Total BREP Europe	€40,053,354	€11,905,734	€15,443,638	0.9x	€30,888,868	2.2x	€46,332,506	1.5x	16%	9%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,075	$899,073	$1,365,581	1.7x	$7,598,270	2.0x	$8,963,851	1.9x	15%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,358,270	1,235,790	5,790,104	1.2x	2,937,214	1.7x	8,727,318	1.3x	16%	4%
*BREP Asia III (Mar 2022 / Sep 2027)	8,227,110	4,487,829	4,152,125	1.1x	78,233	2.5x	4,230,358	1.1x	50%	0%
Total BREP Asia	$19,847,455	$6,622,692	$11,307,810	1.2x	$10,613,717	1.9x	$21,921,527	1.5x	16%	8%
BREP Co-Investment (f)	7,782,339	136,233	1,116,739	1.4x	15,292,655	2.2x	16,409,394	2.1x	16%	16%
Total BREP	$178,518,827	$44,511,755	$76,773,747	1.1x	$180,757,112	2.2x	$257,530,859	1.7x	16%	13%
*BREDS High-Yield (Various) (g)	27,609,234	9,699,347	4,925,724	1.1x	23,687,663	1.3x	28,613,387	1.3x	10%	9%
Private Equity
Corporate Private Equity
BCP I-III (Oct 1987 / Nov 2002)	$6,187,603	$-	$-	n/a	$14,239,072	2.4x	$14,239,072	2.4x	19%	19%
BCOM (Jun 2000 / Jun 2006)	2,137,330	24,575	-	n/a	2,995,106	1.4x	2,995,106	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	195,824	-	n/a	21,720,334	2.9x	21,720,334	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	982,018	8,105	n/a	38,862,488	1.9x	38,870,593	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,195,944	1,341,727	3,265,078	2.5x	29,836,915	2.2x	33,101,993	2.2x	14%	12%
BCP VII (May 2016 / Feb 2020)	18,886,941	1,323,175	16,342,504	1.6x	22,469,779	2.7x	38,812,283	2.1x	24%	12%
BCP VIII (Feb 2020 / Apr 2024)	25,769,794	5,928,759	27,772,656	1.4x	5,978,409	2.1x	33,751,065	1.5x	30%	10%
*BCP IX (Apr 2024 / Apr 2030)	21,677,695	20,484,210	2,159,063	2.3x	-	n/a	2,159,063	2.3x	n/a	n/m
Energy I (Aug 2011 / Feb 2015)	2,441,558	174,492	386,236	2.0x	4,456,279	2.0x	4,842,515	2.0x	13%	12%
Energy II (Feb 2015 / Feb 2020)	4,938,337	790,804	3,626,389	2.1x	5,305,539	1.8x	8,931,928	1.9x	10%	8%
Energy III (Feb 2020 / Jun 2024)	4,384,818	1,866,235	5,465,243	2.3x	2,606,774	2.4x	8,072,017	2.3x	36%	26%
*Energy Transition IV (Jun 2024 / Jun 2030)	5,863,713	4,177,226	2,528,351	1.5x	-	n/a	2,528,351	1.5x	n/a	n/m
BCP Asia I (Dec 2017 / Sep 2021)	2,440,988	421,419	2,548,842	2.1x	2,886,922	3.0x	5,435,764	2.5x	43%	22%
*BCP Asia II (Sep 2021 / Sep 2027)	6,799,839	4,253,950	4,874,897	2.0x	922,184	3.7x	5,797,081	2.1x	113%	34%
BCP Asia III (TBD)	9,073,171	9,073,171	-	n/a	-	n/a	-	n/a	n/a	n/a
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,760,130	1,186,811	7,295,060	2.0x	3,553,618	5.5x	10,848,678	2.5x	50%	16%
*Core Private Equity II (Mar 2021 / Mar 2026) (h)	8,231,063	5,062,439	5,371,675	1.5x	576,582	n/a	5,948,257	1.7x	n/a	15%
Total Corporate Private Equity	$166,571,218	$57,286,835	$81,644,099	1.7x	$156,410,001	2.3x	$238,054,100	2.0x	16%	15%
Tactical Opportunities
*Tactical Opportunities (Various)	31,672,435	13,144,666	13,976,290	1.3x	28,880,021	1.8x	42,856,311	1.6x	15%	10%
*Tactical Opportunities Co-Investment and Other (Various)	10,813,242	1,246,726	4,643,913	1.6x	10,763,360	1.7x	15,407,273	1.7x	18%	16%
Total Tactical Opportunities	$42,485,677	$14,391,392	$18,620,203	1.3x	$39,643,381	1.8x	$58,263,584	1.6x	16%	12%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –

Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2025(a) – (CONT’D)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total

Private Equity (continued)

Growth

BXG I (Jul 2020 / Feb 2025)	$4,950,166	$575,606	$4,298,732	1.0x	$567,155	2.7x	$4,865,887	1.1x	n/m	(1)%

*BXG II (Feb 2025 / Feb 2030)	4,343,044	4,340,132	21,139	n/m	2,973	n/m	24,112	n/m	n/m	n/m

Total Growth	$9,293,210	$4,915,738	$4,319,871	1.0x	$570,128	2.7x	$4,889,999	1.1x	n/m	(1)%

Strategic Partners (Secondaries)

Strategic Partners I-V (Various) (i)	11,035,527	9,572	2,069	n/a	16,796,758	n/a	16,798,827	1.7x	n/a	13%

Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	389,502	518,852	n/a	4,567,245	n/a	5,086,097	1.7x	n/a	13%

Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,614,768	2,584,678	n/a	8,166,524	n/a	10,751,202	1.9x	n/a	15%

Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	527,229	1,388,563	n/a	1,287,984	n/a	2,676,547	1.9x	n/a	15%

Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	3,468,620	7,347,452	n/a	7,910,683	n/a	15,258,135	1.8x	n/a	20%

*Strategic Partners Real Estate, SMA and Other (Various) (i)	7,055,591	1,696,662	2,514,241	n/a	2,789,504	n/a	5,303,745	1.4x	n/a	11%

Strategic Partners Infrastructure III (Jun 2020 / Jun 2024) (i)	3,250,100	775,031	2,667,439	n/a	647,888	n/a	3,315,327	1.6x	n/a	18%

*Strategic Partners IX (Oct 2021 / Jan 2027) (i)	19,692,625	2,411,530	15,275,469	n/a	1,107,668	n/a	16,383,137	1.5x	n/a	20%

*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,095,211	548,672	1,188,537	n/a	11,152	n/a	1,199,689	1.1x	n/a	(0)%

*Strategic Partners Infrastructure IV (Jul 2024 / Jun 2029) (i)	4,837,949	3,949,312	72,929	n/a	-	n/a	72,929	n/m	n/a	n/m

Total Strategic Partners (Secondaries)	$72,333,152	$15,390,898	$33,560,229	n/a	$43,285,406	n/a	$76,845,635	1.6x	n/a	14%

Life Sciences

Clarus IV (Jan 2018 / Jan 2020)	910,000	53,548	707,236	2.1x	586,755	1.4x	1,293,991	1.7x	6%	9%

BXLS V (Jan 2020 / Mar 2025)	5,049,637	2,405,730	4,986,181	2.1x	1,122,095	1.6x	6,108,276	2.0x	10%	19%

Credit

Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$-	$-	n/a	$4,809,113	1.6x	$4,809,113	1.6x	n/a	17%

Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,260	73,068	0.6x	6,678,087	1.4x	6,751,155	1.4x	n/a	9%

Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,075,107	1,363,156	0.9x	9,398,065	1.6x	10,761,221	1.5x	n/a	12%

Mezzanine / Opportunistic IV (Jan 2021 / Aug 2025)	5,016,771	1,333,750	4,013,047	1.2x	2,902,069	1.6x	6,915,116	1.3x	n/a	13%

*Mezzanine / Opportunistic V (Aug 2025 / Aug 2029)	4,679,221	4,589,329	90,283	1.0x	-	n/a	90,283	1.0x	n/a	n/m

Total Mezzanine / Opportunistic	$22,455,125	$7,991,446	$5,539,554	1.1x	$23,787,334	1.5x	$29,326,888	1.4x	n/a	13%

Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%

Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	68,114	0.1x	5,505,789	1.2x	5,573,903	1.1x	n/a	1%

Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,189,110	1,329,227	0.8x	5,665,789	1.6x	6,995,016	1.3x	n/a	10%

Total Stressed / Distressed	$15,734,523	$1,736,540	$1,397,341	0.6x	$16,948,676	1.3x	$18,346,017	1.2x	n/a	7%

European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€65,697	€171,576	0.3x	€2,981,872	1.3x	€3,153,448	1.1x	n/a	1%

European Senior Debt II (Jun 2019 / Jun 2023) (j)	4,088,344	917,816	2,424,198	0.9x	4,542,977	1.7x	6,967,175	1.3x	n/a	9%

Total European Senior Debt	€6,053,033	€983,513	€2,595,774	0.8x	€7,524,849	1.5x	€10,120,623	1.2x	n/a	6%

Energy I (Nov 2015 / Nov 2018)	$2,856,867	$1,154,819	$172,321	0.8x	$3,430,854	1.6x	$3,603,175	1.5x	n/a	10%

Energy II (Feb 2019 / Jun 2023)	3,616,081	1,464,279	540,936	1.0x	3,325,048	1.4x	3,865,984	1.3x	n/a	15%

*Energy III (May 2023 / May 2028)	6,477,000	3,273,735	4,354,427	1.1x	314,738	1.1x	4,669,165	1.1x	n/a	14%

Total Energy	$12,949,948	$5,892,833	$5,067,684	1.1x	$7,070,640	1.5x	$12,138,324	1.3x	n/a	12%

*Senior Direct Lending I (Dec 2023 / Dec 2025) (k)	2,057,661	406,816	2,365,952	1.1x	80,770	1.1x	2,446,722	1.1x	n/a	10%

Total Credit Drawdown Funds (l)	$60,102,916	$17,183,263	$17,420,564	1.0x	$56,876,948	1.5x	$74,297,512	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth, BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2025(a) – (CONT’D)

Selected Perpetual Capital Strategies(m)

($/€ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (n)

Real Estate

BPP - Blackstone Property Partners Platform (2013) (o)	Core+ Real Estate	$63,109,088	4%

BREIT - Blackstone Real Estate Income Trust (2017) (p)	Core+ Real Estate	53,010,834	9%

BREIT - Class I (q)	Core+ Real Estate		9%

BXMT - Blackstone Mortgage Trust (2013) (r)	Real Estate Debt	6,017,154	6%

Private Equity

BXGP – Blackstone GP Stakes (2014) (s)	Minority GP Interests	10,707,425	13%

BIP - Blackstone Infrastructure Partners (2019) (t)	Infrastructure	55,704,659	17%

BXPE - Blackstone Private Equity Strategies Fund Program (2024) (u)	Private Equity	14,988,879	16%

BXPE - Class I (v)	Private Equity		16%

Credit

BXSL - Blackstone Secured Lending Fund (2018) (w)	U.S. Direct Lending	16,560,625	11%

BCRED - Blackstone Private Credit Fund (2021) (x)	U.S. Direct Lending	84,996,509	10%

BCRED - Class I (y)	U.S. Direct Lending		10%

ECRED - Blackstone European Credit Fund (2022) (z)	European Direct Lending	€3,388,923	10%

ECRED - Class I (aa)	European Direct Lending		10%

 Investment Records as of September 30, 2025 - Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.

(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.

(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2025 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 12% Realized Net IRR and 12% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International I-II performance reflects a 10% Realized Net IRR and a 10% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.

(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.

(i)

Strategic Partners’ Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are reported on a three-month lag and therefore do not include the impact of economic and market activities in the current quarter. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Committed Capital and Available Capital are presented as of the current quarter.

(j)

European Senior Debt II IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 13% and 7%, respectively, for the levered and unlevered funds of the strategy.

(k)

Senior Direct Lending I IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 12% and 8%, respectively, for the levered and unlevered funds of the strategy.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes continue on page 22.

Blackstone | 21

INVESTMENT RECORDS AS OF SEPTEMBER 30, 2025(a) – (CONT’D)

(l)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

(m)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year, (2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

(n)

Unless otherwise indicated, Total Net Return represents the annualized inception to September 30, 2025 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(o)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 fund, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of September 30, 2025, these vehicles represented $4.4 billion of Total AUM.

(p)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(q)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from January 1, 2017.

(r)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.

(s)

Blackstone GP Stakes (“BXGP”) represents the aggregate Total AUM and Total Net Return of BSCH I and II funds that invest as part of the Secondaries GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. As of September 30, 2025, including vehicles that are not classified as Perpetual Capital and co-investment vehicles that do not pay fees, BXGP Total AUM is $12.7 billion.

(t)

BIP represents the aggregate Total AUM and Total Net Return of infrastructure-focused funds and co-investment vehicles for institutional investors with a primary focus on the U.S. and Europe. As of September 30, 2025, including co-investment vehicles that do not pay fees, BIP Total AUM is $67.3 billion.

(u)

The BXPE Total Net Return reflects a per share blended return, assuming the BXPE Fund Program had a single vehicle and a single share class, reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BXPE. This return is not representative of the return experienced by any particular vehicle, investor or share class. For purposes of calculating the blended return, vehicles or share classes that report in a foreign currency have been converted to U.S. dollars at the spot rate as of September 30, 2025. Total net return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation. BXPE Total AUM reflects net asset value as of September 30, 2025. BXPE AUM, to the extent managed by a different business, is reported in such business for the purposes of segment AUM reporting.

(v)

Represents the blended Total Net Return for BXPE Fund Program Class I shares, the Program’s largest share class across vehicles. Performance varies by vehicle and share class. Class I Total Net Return assumes reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by the Class I shares. For purposes of calculating the blended Class I return, vehicles or share classes that report in a foreign currency have been converted to U.S. dollars at the spot rate as of September 30, 2025. Class I Total Net Return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation.

(w)

The BXSL Total AUM and Total Net Return are presented as of June 30, 2025. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share (assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(x)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of September 30, 2025 was $46.7 billion.

(y)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from January 7, 2021.

(z)

The ECRED Total Net Return reflects a per share blended return, assuming ECRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from October 3, 2022. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. ECRED net asset value as of September 30, 2025 was €1.7 billion.

(aa)

Represents the Total Net Return for ECRED’s Class I shares, its largest share class. Performance varies by share class. Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. Class I Total Net Return is presented on an annualized basis and is from October 3, 2022.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $1.52 of Distributable Earnings per common share during the quarter, bringing the YTD amount to $3.82 per common share.

▪	Blackstone declared a quarterly dividend of $1.29 per common share to record holders as of November 3, 2025; payable on November 10, 2025.

						% Change			% Change

($ in thousands, except per share data)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	vs. 3Q’24	3Q’24 YTD	3Q’25 YTD	vs. 3Q’24 YTD

Distributable Earnings	$1,278,650	$2,169,493	$1,410,805	$1,565,763	$1,889,487	48%	$3,797,249	$4,866,055	28%

Add: Other Payables Attributable to Common Shareholders	73,491	185,782	138,425	142,664	26,913	(63)%	328,691	308,002	(6)%

DE Before Certain Payables	1,352,141	2,355,275	1,549,230	1,708,427	1,916,400	42%	4,125,940	5,174,057	25%

Percent to Common Shareholders	63%	63%	63%	64%	64%		63%	64%

DE Before Certain Payables Attributable to Common Shareholders	849,966	1,482,636	980,440	1,086,833	1,220,339	44%	2,585,886	3,287,612	27%

Less: Other Payables Attributable to Common Shareholders	(73,491)	(185,782)	(138,425)	(142,664)	(26,913)	(63)%	(328,691)	(308,002)	(6)%

DE Attributable to Common Shareholders	776,475	1,296,854	842,015	944,169	1,193,426	54%	2,257,195	2,979,610	32%

DE per Common Share	$1.01	$1.69	$1.09	$1.21	$1.52	50%	$2.95	$3.82	29%

Less: Retained Capital per Common Share	$(0.15)	$(0.25)	$(0.16)	$(0.18)	$(0.23)	53%	$(0.44)	$(0.57)	30%

Actual Dividend per Common Share	$0.86	$1.44	$0.93	$1.03	$1.29	50%	$2.51	$3.25	29%

Record Date					Nov 3, 2025

Payable Date					Nov 10, 2025

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1,229 million shares.

–	Repurchased 0.2 million common shares in the quarter and 0.9 million common shares over the LTM.

–	Available authorization remaining was $1.7 billion at September 30, 2025.

	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25

Participating Common Shares	767,895,244	768,722,241	773,038,934	782,567,390	782,728,403

Participating Partnership Units	453,685,697	452,448,896	448,468,715	447,574,842	446,455,699

Distributable Earnings Shares Outstanding	1,221,580,941	1,221,171,137	1,221,507,649	1,230,142,232	1,229,184,102

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and Disclosures

Blackstone | 25

BLACKSTONE’S THIRD QUARTER 2025 GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data) (unaudited)	3Q’24	3Q’25	3Q’24 YTD	3Q’25 YTD	3Q’24 LTM	3Q’25 LTM

Revenues

Management and Advisory Fees, Net	$1,794,894	$2,056,248	$5,309,355	$5,996,060	$6,957,487	$7,875,641

Incentive Fees	191,794	200,675	559,434	587,914	799,851	992,658

Investment Income

Performance Allocations

Realized	414,755	997,296	1,598,913	2,389,166	2,220,086	4,247,999

Unrealized	1,154,918	(215,818)	1,723,090	360,666	739,443	(991,017)

Principal Investments

Realized	95,235	152,652	247,877	435,365	294,494	519,746

Unrealized	(1,864)	(238,658)	427,983	285,446	82,817	238,054

Total Investment Income	1,663,044	695,472	3,997,863	3,470,643	3,336,840	4,014,782

Interest and Dividend Revenue	109,774	107,538	312,612	305,347	480,986	403,894

Other	(96,312)	28,702	(31,861)	(269,971)	(142,741)	(114,417)

Total Revenues	$3,663,194	$3,088,635	$10,147,403	$10,089,993	$11,432,423	$13,172,558

Expenses

Compensation and Benefits

Compensation	732,041	845,659	2,293,491	2,745,379	2,925,368	3,500,117

Incentive Fee Compensation	73,464	61,882	224,310	186,274	312,437	335,550

Performance Allocations Compensation

Realized	169,740	354,765	689,370	927,846	919,619	1,670,693

Unrealized	465,099	(31,547)	747,679	224,630	340,504	(383,028)

Total Compensation and Benefits	1,440,344	1,230,759	3,954,850	4,084,129	4,497,928	5,123,332

General, Administrative and Other	340,945	383,580	1,022,823	1,076,770	1,312,514	1,415,856

Interest Expense	111,337	126,288	328,156	380,225	436,888	495,757

Fund Expenses	3,470	10,060	13,380	36,598	13,449	42,894

Total Expenses	$1,896,096	$1,750,687	$5,319,209	$5,577,722	$6,260,779	$7,077,839

Other Income (Loss)

Change in Tax Receivable Agreement Liability	-	-	-	-	(29,083)	(41,246)

Net Gains (Losses) from Fund Investment Activities	42,842	108,634	70,009	302,539	(89,278)	322,614

Total Other Income (Loss)	$42,842	$108,634	$70,009	$302,539	$(118,361)	$281,368

Income Before Provision for Taxes	$1,809,940	$1,446,582	$4,898,203	$4,814,810	$5,053,283	$6,376,087

Provision for Taxes	245,303	209,657	789,220	742,978	835,177	975,429

Net Income	$1,564,637	$1,236,925	$4,108,983	$4,071,832	$4,218,106	$5,400,658

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(22,184)	29,008	(61,595)	55,117	(225,524)	55,423

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	202,929	125,890	406,339	467,273	445,473	534,760

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	603,057	457,110	1,691,604	1,545,429	1,773,722	2,102,589

Net Income Attributable to Blackstone Inc.	$780,835	$624,917	$2,072,635	$2,004,013	$2,224,435	$2,707,886

Net Income Per Share of Common Stock, Basic	$1.02	$0.80	$2.71	$2.57	$2.91	$3.49

Net Income Per Share of Common Stock, Diluted	$1.02	$0.80	$2.71	$2.57	$2.91	$3.49

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					YTD		LTM

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24	3Q’25	3Q’24	3Q’25

Net Income Attributable to Blackstone Inc.	$780,835	$703,873	$614,852	$764,244	$624,917	$2,072,635	$2,004,013	$2,224,435	$2,707,886

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	603,057	557,160	485,475	602,844	457,110	1,691,604	1,545,429	1,773,722	2,102,589

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	202,929	67,487	100,547	240,836	125,890	406,339	467,273	445,473	534,760

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(22,184)	306	7,900	18,209	29,008	(61,595)	55,117	(225,524)	55,423

Net Income	$1,564,637	$1,328,826	$1,208,774	$1,626,133	$1,236,925	$4,108,983	$4,071,832	$4,218,106	$5,400,658

Provision for Taxes	245,303	232,451	243,827	289,494	209,657	789,220	742,978	835,177	975,429

Income Before Provision for Taxes	$1,809,940	$1,561,277	$1,452,601	$1,915,627	$1,446,582	$4,898,203	$4,814,810	$5,053,283	$6,376,087

Transaction-Related and Non-Recurring Items (a)	(394)	(393)	18,824	10,381	(9,412)	56,765	19,793	65,647	19,400

Amortization of Intangibles (b)	7,333	7,333	7,333	7,333	7,333	21,999	21,999	29,346	29,332

Impact of Consolidation (c)	(180,745)	(67,793)	(108,447)	(259,045)	(154,898)	(344,744)	(522,390)	(219,949)	(590,183)

Unrealized Performance Revenues (d)	(1,154,905)	1,351,673	(263,201)	(313,256)	215,872	(1,723,080)	(360,585)	(739,438)	991,088

Unrealized Performance Allocations Compensation (e)	465,099	(607,658)	103,559	152,618	(31,547)	747,679	224,630	340,504	(383,028)

Unrealized Principal Investment (Income) Loss (f)	90,254	42,729	(161,257)	(294,093)	216,084	(314,597)	(239,266)	45,066	(196,537)

Other Revenues (g)	96,329	(155,207)	73,635	225,083	(28,702)	32,041	270,016	142,974	114,809

Equity-Based Compensation (h)	262,798	283,149	471,302	312,018	301,562	875,973	1,084,882	1,061,942	1,368,031

Administrative Fee Adjustment (i)	3,219	3,429	4,186	4,112	4,097	8,161	12,395	10,583	15,824

Taxes and Related Payables (j)	(120,278)	(249,046)	(187,730)	(195,015)	(77,484)	(461,151)	(460,229)	(604,529)	(709,275)

Distributable Earnings	$1,278,650	$2,169,493	$1,410,805	$1,565,763	$1,889,487	$3,797,249	$4,866,055	$5,185,429	$7,035,548

Taxes and Related Payables (j)	120,278	249,046	187,730	195,015	77,484	461,151	460,229	604,529	709,275

Net Interest and Dividend (Income) Loss (k)	1,731	18,480	20,530	24,643	18,552	14,957	63,725	(50,271)	82,205

Total Segment Distributable Earnings	$1,400,659	$2,437,019	$1,619,065	$1,785,421	$1,985,523	$4,273,357	$5,390,009	$5,739,687	$7,827,028

Realized Performance Revenues (l)	(342,669)	(865,080)	(460,023)	(553,121)	(744,953)	(1,421,951)	(1,758,097)	(2,115,164)	(2,623,177)

Realized Performance Compensation (m)	157,570	289,595	220,924	256,624	302,642	661,651	780,190	949,279	1,069,785

Realized Principal Investment (Income) Loss (n)	(40,403)	(25,613)	(117,910)	(29,421)	(62,535)	(66,913)	(209,866)	(86,115)	(235,479)

Fee Related Earnings	$1,175,157	$1,835,921	$1,262,056	$1,459,503	$1,480,677	$3,446,144	$4,202,236	$4,487,687	$6,038,157

Adjusted EBITDA Reconciliation

Distributable Earnings	$1,278,650	$2,169,493	$1,410,805	$1,565,763	$1,889,487	$3,797,249	$4,866,055	$5,185,429	$7,035,548

Interest Expense (o)	111,326	117,027	117,950	125,033	126,090	327,390	369,073	435,558	486,100

Taxes and Related Payables (j)	120,278	249,046	187,730	195,015	77,484	461,151	460,229	604,529	709,275

Depreciation and Amortization (p)	24,685	22,682	22,226	26,642	24,015	76,074	72,883	101,325	95,565

Adjusted EBITDA	$1,534,939	$2,558,248	$1,738,711	$1,912,453	$2,117,076	$4,661,864	$5,768,240	$6,326,841	$8,326,488

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Note:  See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related and Non-Recurring Items, which are excluded from Blackstone’s segment presentation. Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of
Blackstone’s operational performance.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					YTD		LTM

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24	3Q’25	3Q’24	3Q’25

GAAP Unrealized Performance Allocations	$1,154,918	$(1,351,683)	$263,201	$313,283	$(215,818)	$1,723,090	$360,666	$739,443	$(991,017)

Segment Adjustment	(13)	10	-	(27)	(54)	(10)	(81)	(5)	(71)

Unrealized Performance Revenues	$1,154,905	$(1,351,673)	$263,201	$313,256	$(215,872)	$1,723,080	$360,585	$739,438	$(991,088)

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income on a segment basis. The Segment Adjustment represents (1) the add back of Principal
Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2)
the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					YTD		LTM

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24	3Q’25	3Q’24	3Q’25

GAAP Unrealized Principal Investment Income (Loss)	$(1,864)	$(47,392)	$158,713	$365,391	$(238,658)	$427,983	$285,446	$82,817	$238,054

Segment Adjustment	(88,390)	4,663	2,544	(71,298)	22,574	(113,386)	(46,180)	(127,883)	(41,517)

Unrealized Principal Investment Income (Loss)	$(90,254)	$(42,729)	$161,257	$294,093	$(216,084)	$314,597	$239,266	$(45,066)	$196,537
(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related and Non- Recurring Items.

	QTD					YTD		LTM

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24	3Q’25	3Q’24	3Q’25

GAAP Other Revenue	$(96,312)	$155,554	$(73,610)	$(225,063)	$28,702	$(31,861)	$(269,971)	$(142,741)	$(114,417)

Segment Adjustment	(17)	(347)	(25)	(20)	-	(180)	(45)	(233)	(392)

Other Revenues	$(96,329)	$155,207	$(73,635)	$(225,083)	$28,702	$(32,041)	$(270,016)	$(142,974)	$(114,809)

(h)	This adjustment removes Equity-Based Compensation on a segment basis.
(i)

This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership
Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in
Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted for impacts of divestitures and tax contingencies. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable to holders of the Tax Receivable
Agreements based on expected tax savings generated in the current period. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					YTD		LTM

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24	3Q’25	3Q’24	3Q’25

Taxes	$95,483	$211,496	$162,535	$167,162	$49,719	$393,012	$379,416	$514,167	$590,912

Related Payables	24,795	37,550	25,195	27,853	27,765	68,139	80,813	90,362	118,363

Taxes and Related Payables	$120,278	$249,046	$187,730	$195,015	$77,484	$461,151	$460,229	$604,529	$709,275

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					YTD		LTM

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24	3Q’25	3Q’24	3Q’25

GAAP Interest and Dividend Revenue	$109,774	$98,547	$97,420	$100,389	$107,538	$312,612	$305,347	$480,986	$403,894

Segment Adjustment	(179)	-	-	1	-	(179)	1	4,843	1

Interest and Dividend Revenue	$109,595	$98,547	$97,420	$100,390	$107,538	$312,433	$305,348	$485,829	$403,895

GAAP Interest Expense	$111,337	$115,532	$118,115	$135,822	$126,288	$328,156	$380,225	$436,888	$495,757

Segment Adjustment	(11)	1,495	(165)	(10,789)	(198)	(766)	(11,152)	(1,330)	(9,657)

Interest Expense	$111,326	$117,027	$117,950	$125,033	$126,090	$327,390	$369,073	$435,558	$486,100

Net Interest and Dividend Income (Loss)	$(1,731)	$(18,480)	$(20,530)	$(24,643)	$(18,552)	$(14,957)	$(63,725)	$50,271	$(82,205)

(l)  This adjustment removes the total segment amount of Realized Performance Revenues.

(m)  This adjustment removes the total segment amount of Realized Performance Compensation.

(n)   This adjustment removes the total segment amount of Realized Principal Investment Income.

(o)   This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.

(p)   This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD

	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25

GAAP Shares of Common Stock Outstanding	730,699,964	731,925,965	737,929,437	739,055,944	747,812,724

Unvested Participating Common Shares	37,195,280	36,796,276	35,109,497	43,511,446	34,915,679

Total Participating Common Shares	767,895,244	768,722,241	773,038,934	782,567,390	782,728,403

Participating Partnership Units	453,685,697	452,448,896	448,468,715	447,574,842	446,455,699

Distributable Earnings Shares Outstanding	1,221,580,941	1,221,171,137	1,221,507,649	1,230,142,232	1,229,184,102
Disclosure of Weighted-Average Shares Common Stock Outstanding

	QTD					YTD		LTM

	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24	3Q’25	3Q’24	3Q’25

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	768,230,595	768,689,957	771,796,385	782,386,121	782,633,394	765,747,924	778,978,328	763,838,483	776,385,092

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	49,771	80,028	638,217	15,116	47,741	185,402	233,692	170,729	195,276

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	768,280,366	768,769,985	772,434,602	782,401,237	782,681,135	765,933,326	779,212,020	764,009,212	776,580,368

Blackstone | 29

BLACKSTONE’S THIRD QUARTER 2025 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25

Assets

Cash and Cash Equivalents	$2,353,332	$1,972,140	$2,386,979	$2,235,499	$2,430,690

Cash Held by Blackstone Funds and Other	180,545	204,052	1,012,958	313,950	401,558

Investments	28,322,715	29,800,566	30,259,429	31,135,504	31,528,443

Accounts Receivable	300,004	237,930	221,200	357,858	543,209

Due from Affiliates	5,163,883	5,409,315	5,434,078	5,516,820	5,845,843

Intangible Assets, Net	174,265	165,243	156,269	147,294	140,458

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	933,990	947,859	929,107	877,000	900,582

Right-of-Use Assets	978,699	838,620	807,487	793,690	773,030

Deferred Tax Assets	2,277,807	2,003,948	2,157,920	2,105,277	2,100,275

Total Assets	$42,575,442	$43,469,875	$45,255,629	$45,373,094	$46,554,290

Liabilities and Equity

Loans Payable	$10,752,246	$11,320,956	$12,454,559	$12,008,870	$12,002,650

Due to Affiliates	2,620,530	2,808,148	3,361,900	2,802,514	3,000,083

Accrued Compensation and Benefits	6,398,365	6,087,700	6,164,503	6,065,974	6,385,958

Operating Lease Liabilities	1,136,671	965,742	937,369	918,887	886,135

Accounts Payable, Accrued Expenses and Other Liabilities	2,202,689	2,792,314	2,472,395	2,497,969	2,918,023

Total Liabilities	23,110,501	23,974,860	25,390,726	24,294,214	25,192,849

Redeemable Non-Controlling Interests in Consolidated Entities	892,846	801,399	1,382,374	1,487,129	1,476,212

Equity

Common Stock, $0.00001 par value (747,812,724 shares issued and outstanding as of September 30, 2025)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2025)	-	-	-	-	-

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of September 30, 2025)	-	-	-	-	-

Additional Paid-in-Capital	6,257,788	7,444,561	7,686,980	7,988,663	8,214,078

Retained Earnings	760,471	808,079	320,160	362,614	184,040

Accumulated Other Comprehensive Loss	(10,609)	(40,326)	(29,027)	1,055	(5,602)

Non-Controlling Interests in Consolidated Entities	6,015,967	6,154,943	6,400,585	6,847,785	7,162,957

Non-Controlling Interests in Blackstone Holdings	5,548,471	4,326,352	4,103,824	4,391,627	4,329,749

Total Equity	18,572,095	18,693,616	18,482,529	19,591,751	19,885,229

Total Liabilities and Equity	$42,575,442	$43,469,875	$45,255,629	$45,373,094	$46,554,290

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25

Investments of Consolidated Blackstone Funds	$3,873,027	$3,890,732	$4,589,194	$5,101,278	$5,507,078

Equity Method Investments

Partnership Investments	6,295,704	6,546,728	6,740,598	6,942,526	6,936,411

Accrued Performance Allocations	12,411,485	12,397,366	12,522,848	12,054,879	11,933,738

Corporate Treasury Investments	147,642	1,147,328	106,684	229,497	262,582

Other Investments	5,594,857	5,818,412	6,300,105	6,807,324	6,888,634

Total GAAP Investments	28,322,715	29,800,566	30,259,429	31,135,504	31,528,443

Accrued Performance Allocations - GAAP	$12,411,485	$12,397,366	$12,522,848	$12,054,879	$11,933,738

Impact of Consolidation (a)	-	-	-	-	-

Due from Affiliates - GAAP (b)	253,490	489,086	249,376	229,359	215,647

Less: Net Realized Performance Revenues (c)	(141,896)	(1,050,026)	(927,240)	(456,507)	(379,797)

Less: Accrued Performance Compensation - GAAP (d)	(5,531,520)	(5,555,870)	(5,446,352)	(5,220,188)	(5,258,769)

Net Accrued Performance Revenues	$6,991,559	$6,280,556	$6,398,632	$6,607,543	$6,510,819

Corporate Treasury and Other Investments - GAAP	$5,742,499	$6,965,740	$6,406,789	$7,036,821	$7,151,216

Impact of Consolidation (a)	580,076	622,411	857,457	965,045	932,562

Other Assets (e)	250,996	159,011	180,761	337,228	563,415

Other Liabilities (f)	(6,584)	(4,024)	(3,653)	(3,190)	(3,417)

Corporate Treasury and Other Investments - Deconsolidated (g)	$6,566,987	$7,743,138	$7,441,354	$8,335,904	$8,643,776

Partnership Investments - GAAP	$6,295,704	$6,546,728	$6,740,598	$6,942,526	$6,936,411

Impact of Consolidation (h)	(3,482,920)	(3,482,497)	(3,559,722)	(3,653,037)	(3,620,409)

GP/Fund Investments - Deconsolidated	$2,812,784	$3,064,231	$3,180,876	$3,289,489	$3,316,002

Loans Payable - GAAP	$10,752,246	$11,320,956	$12,454,559	$12,008,870	$12,002,650

Impact of Consolidation (i)	(107,715)	(87,488)	(266,568)	(128,335)	(328,044)

Outstanding Debt - Carrying Value	10,644,531	11,233,468	12,187,991	11,880,535	11,674,606

Unamortized Discount	122,418	127,281	125,209	123,255	120,174

Outstanding Debt (at par) - Deconsolidated	$10,766,949	$11,360,749	$12,313,200	$12,003,790	$11,794,780

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(f)

This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase Agreements and securities sold short, not yet purchased.

(g)

Deconsolidated Other Investments was $6.9 billion as of September 30, 2025, which was comprised of $6.3 billion of liquid investments and $528 million of illiquid investments. The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					YTD		LTM

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24	3Q’25	3Q’24	3Q’25

Management and Advisory Fees, Net

GAAP	$1,794,894	$1,879,581	$1,904,317	$2,035,495	$2,056,248	$5,309,355	$5,996,060	$6,957,487	$7,875,641

Segment Adjustment (a)	(8,160)	(20,290)	(12,319)	(15,483)	(14,428)	(35,112)	(42,230)	(29,413)	(62,520)

Total Segment	$1,786,734	$1,859,291	$1,891,998	$2,020,012	$2,041,820	$5,274,243	$5,953,830	$6,928,074	$7,813,121

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	191,794	404,744	191,825	195,414	200,675	559,434	587,914	799,851	992,658

Investment Income - Realized Performance Allocations	414,755	1,858,833	562,050	829,820	997,296	1,598,913	2,389,166	2,220,086	4,247,999

GAAP	$606,549	$2,263,577	$753,875	$1,025,234	$1,197,971	$2,158,347	$2,977,080	$3,019,937	$5,240,657

Total Segment

Less: Realized Performance Revenues	(342,669)	(865,080)	(460,023)	(553,121)	(744,953)	(1,421,951)	(1,758,097)	(2,115,164)	(2,623,177)

Segment Adjustment (b)	221	779	63	(63)	-	273	-	890	779

Total Segment	$264,101	$1,399,276	$293,915	$472,050	$453,018	$736,669	$1,218,983	$905,663	$2,618,259

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	732,041	754,738	1,029,362	870,358	845,659	2,293,491	2,745,379	2,925,368	3,500,117

Incentive Fees Compensation	73,464	149,276	57,029	67,363	61,882	224,310	186,274	312,437	335,550

Realized Performance Allocations Compensation	169,740	742,847	241,890	331,191	354,765	689,370	927,846	919,619	1,670,693

GAAP	$975,245	$1,646,861	$1,328,281	$1,268,912	$1,262,306	$3,207,171	$3,859,499	$4,157,424	$5,506,360

Total Segment

Less: Realized Performance Compensation	(157,570)	(289,595)	(220,924)	(256,624)	(302,642)	(661,651)	(780,190)	(949,279)	(1,069,785)

Less: Equity-Based Compensation - Fee Related Compensation	(259,265)	(278,849)	(464,053)	(306,495)	(296,506)	(864,205)	(1,067,054)	(1,046,253)	(1,345,903)

Less: Equity-Based Compensation - Performance Compensation	(3,533)	(4,300)	(7,249)	(5,523)	(5,056)	(11,768)	(17,828)	(15,689)	(22,128)

Segment Adjustment (c)	(22)	3,360	(19,073)	46	(11)	(7,702)	(19,038)	(13,950)	(15,678)

Total Segment	$554,855	$1,077,477	$616,982	$700,316	$658,091	$1,661,845	$1,975,389	$2,132,253	$3,052,866

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$340,945	$339,086	$332,373	$360,817	$383,580	$1,022,823	$1,076,770	$1,312,514	$1,415,856

Segment Adjustment (d)	(20,122)	6,083	(25,498)	(28,574)	(27,510)	(119,900)	(81,582)	(98,717)	(75,499)

Total Segment	$320,823	$345,169	$306,875	$332,243	$356,070	$902,923	$995,188	$1,213,797	$1,340,357

Realized Performance Revenues

GAAP

Incentive Fees	191,794	404,744	191,825	195,414	200,675	559,434	587,914	799,851	992,658

Investment Income - Realized Performance Allocations	414,755	1,858,833	562,050	829,820	997,296	1,598,913	2,389,166	2,220,086	4,247,999

GAAP	$606,549	$2,263,577	$753,875	$1,025,234	$1,197,971	$2,158,347	$2,977,080	$3,019,937	$5,240,657

Total Segment

Less: Fee Related Performance Revenues	(264,101)	(1,399,276)	(293,915)	(472,050)	(453,018)	(736,669)	(1,218,983)	(905,663)	(2,618,259)

Segment Adjustment (b)	221	779	63	(63)	-	273	-	890	779

Total Segment	$342,669	$865,080	$460,023	$553,121	$744,953	$1,421,951	$1,758,097	$2,115,164	$2,623,177

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

	QTD					YTD		LTM

($ in thousands)	3Q’24	4Q’24	1Q’25	2Q’25	3Q’25	3Q’24	3Q’25	3Q’24	3Q’25

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$73,464	$149,276	$57,029	$67,363	$61,882	$224,310	$186,274	$312,437	$335,550

Realized Performance Allocations Compensation	169,740	742,847	241,890	331,191	354,765	689,370	927,846	919,619	1,670,693

GAAP	$243,204	$892,123	$298,919	$398,554	$416,647	$913,680	$1,114,120	$1,232,056	$2,006,243

Total Segment

Less: Fee Related Performance Compensation (e)	(82,101)	(598,228)	(70,746)	(136,407)	(108,949)	(240,261)	(316,102)	(267,088)	(914,330)

Less: Equity-Based Compensation - Performance Compensation	(3,533)	(4,300)	(7,249)	(5,523)	(5,056)	(11,768)	(17,828)	(15,689)	(22,128)

Total Segment	$157,570	$289,595	$220,924	$256,624	$302,642	$661,651	$780,190	$949,279	$1,069,785

Realized Principal Investment Income (Loss)

GAAP	$95,235	$84,381	$185,542	$97,171	$152,652	$247,877	$435,365	$294,494	$519,746

Segment Adjustment (f)	(54,832)	(58,768)	(67,632)	(67,750)	(90,117)	(180,964)	(225,499)	(208,379)	(284,267)

Total Segment	$40,403	$25,613	$117,910	$29,421	$62,535	$66,913	$209,866	$86,115	$235,479

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	109,774	98,547	97,420	100,389	107,538	312,612	305,347	480,986	403,894

Interest Expense	(111,337)	(115,532)	(118,115)	(135,822)	(126,288)	(328,156)	(380,225)	(436,888)	(495,757)

GAAP	$(1,563)	$(16,985)	$(20,695)	$(35,433)	$(18,750)	$(15,544)	$(74,878)	$44,098	$(91,863)

Segment Adjustment (g)	(168)	(1,495)	165	10,790	198	587	11,153	6,173	9,658

Total Segment	$(1,731)	$(18,480)	$(20,530)	$(24,643)	$(18,552)	$(14,957)	$(63,725)	$50,271	$(82,205)

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related and Non-Recurring Items.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts attributable to the reimbursement of certain expenses by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures.
(d)

Represents the (1) removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures, (2) removal of amounts attributable to certain expenses that are reimbursed by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(g)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

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NOTES

 Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s net asset value.

▪	Throughout this presentation, Secondaries reflects Strategic Partners and GP Stakes unless otherwise indicated. Results for the Secondaries business refer to the appreciation of the Strategic Partners funds and do not include results for GP Stakes. Strategic Partners results are reported on a three-month lag from fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪	Throughout this presentation, Infrastructure refers to our infrastructure-focused funds, including Blackstone Infrastructure Partners’ funds (“BIP”) and Blackstone Infrastructure Strategies (“BXINFRA”). AUM, inflows, and related metrics for Infrastructure refer to BIP and the portion of BXINFRA assets that are managed in Infrastructure. Infrastructure appreciation represents a weighted average of BIP’s appreciation and BXINFRA’s per share appreciation for the period. The returns are weighted based on the average of BIP’s quarterly net asset value and the average of BXINFRA’s monthly net asset values.

▪	Private Credit returns include the Flagship commingled funds across the opportunistic lending, global middle market direct lending funds (including BXSL, BCRED, and ECRED strategies), stressed/distressed strategies, and non-investment grade infrastructure and asset-based credit strategies. Separately managed accounts, funds with a limited number of limited partners that are not broadly marketed, inactive investment strategies, unlevered funds within a strategy that has designated levered and unlevered sleeves, and Multi-Asset Credit strategies are excluded. Liquid Credit returns include CLOs, closed-ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The Absolute Return Composite gross and net returns are based on the Multi-Asset Investing (“BXMA”) Absolute Return Composite, which includes only BXMA-managed commingled and customized multi-manager funds and accounts and does not include BXMA’s liquid solutions group, seeding, multi-strategy, and advisory (non-discretionary) platforms, except for investments by Absolute Return funds directly into those platforms. BXMA-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the Absolute Return Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BXMA would have made the same mix of investments in a stand-alone fund/account. The Absolute Return Composite is not an investible product and, as such, the performance of the Absolute Return Composite does not represent the performance of an actual fund or account.

Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Multi-Asset Investing, which were $617 million, $1.5 billion, $1.1 billion, and $120 million, respectively, as of September 30, 2025. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

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NOTES – (CONT’D)

 Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $180 million for 3Q’25 and $445 million for 3Q’25 YTD.

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DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related and Non-Recurring Items. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-based compensation charges and certain Transaction-Related and Non-Recurring Items where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingency related liabilities or refunds which are reflected when paid or received. The Payable under the Tax Receivable Agreement reflects the expected amount of tax savings generated in the period that holders of the Tax Receivable Agreements are entitled to receive in future periods. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a) remove the Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows or where required redemption requests are limited in quantum. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–	Performance Compensation reflects an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them as a result of a compensation program that commenced in 2Q’21. The expectation is that for the full year 2025, Fee Related Compensation will be decreased by the total amount of additional Performance Compensation awarded for the year. For 3Q’25 QTD, 3Q’25 YTD, 3Q’24 QTD and 3Q’24 YTD, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted Distributable Earnings for both the current year and prior year quarter and YTD periods. These changes typically have an impact on individual quarters but do not impact Income Before Provision (Benefit) for Taxes and Distributable Earnings for the full year.

▪	Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our subsequent filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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